Exhibit 99.1

Union Pacific Reports Best-Ever Quarterly Results

Diluted Earnings per Share up 13 Percent

FOR IMMEDIATE RELEASE

Best-Ever Quarterly Records

•	Diluted earnings per share of $2.37 improved 13 percent.

•	Operating revenues totaled $5.5 billion, up 5 percent.

•	Operating income totaled $1.9 billion, up 9 percent.

•	Operating ratio of 65.7 percent improved 1.3 points.

Omaha, Neb., July 18, 2013 – Union Pacific Corporation (NYSE: UNP) today reported 2013 second quarter net income of $1.1 billion, or $2.37 per diluted share, compared to $1 billion, or $2.10 per diluted share, in the second quarter 2012.

“Union Pacific achieved record financial milestones this quarter,” said Jack Koraleski, Union Pacific chief executive officer. “We managed our network efficiently and continued to show the agility of our strong franchise. When combined with solid core pricing gains, we more than offset the slight shortfall in volumes to generate best-ever quarterly earnings and operating ratio performance.”

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Second Quarter Summary

Despite lower carloadings, operating revenue increased 5 percent in the second quarter 2013 to $5.5 billion versus $5.2 billion in the second quarter 2012. Second quarter business volumes, as measured by total revenue carloads, decreased 1 percent compared to 2012. Volume declines in agricultural products and intermodal shipments more than offset growth in chemicals and automotive shipments. Volumes for industrial products and coal shipments were flat versus 2012. In addition:

•	Quarterly freight revenue increased 5 percent compared to the second quarter 2012, driven by core pricing gains.

•

Union Pacific’s operating ratio of 65.7 percent was a best-ever quarterly record, 1.3 points better than the second quarter 2012 and 0.9 points better than the previous best-ever quarterly record set in the third quarter 2012.

•	The average quarterly diesel fuel price of $3.10 per gallon in the second quarter 2013 was down 3 percent compared to the second quarter 2012.

•	The Customer Satisfaction Index of 93 tied the second quarter 2012 record.

•	Quarterly train speed, as reported to the Association of American Railroads, was 25.7 mph, down 3 percent versus the second quarter 2012.

•	The Company repurchased nearly 3.1 million shares in the second quarter 2013 at an average share price of $151.42 and an aggregate cost of $463 million.

Summary of Second Quarter Freight Revenues

•	Automotive up 12 percent

•	Chemicals up 12 percent

•	Coal up 12 percent

•	Industrial Products up 7 percent

•	Intermodal down 1 percent

•	Agricultural down 8 percent

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2013 Outlook

“As we move into the second half of the year, the economic outlook remains uncertain, but we’re hopeful that we’ll see some economic improvement in the months ahead,” Koraleski said. “Union Pacific is well positioned with our diverse franchise and strong value proposition. We’ll continue focusing on reinvestible pricing; attracting new, profitable growth opportunities; and running a safe, efficient, and reliable network that generates greater value for both our customers and shareholders going forward.”

About Union Pacific

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America’s most recognized companies, Union Pacific Railroad links 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. From 2007-2012, Union Pacific invested $18 billion in its network and operations to support America’s transportation infrastructure, including a record $3.7 billion in 2012. The railroad’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada’s rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Investor contact is Michelle Gerhardt, (402) 544-4227.

Media contact is Tom Lange, (402) 544-3560.

Supplemental financial information is attached.

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This press release and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to general economic conditions, future economic improvement, and business growth and its ability to capitalize on any future economic improvement; obtain reinvestible pricing; develop new business; provide safe, efficient and reliable service; and generate value for our customers and shareholders. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2012, which was filed with the SEC on February 8, 2013. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2013	2012	%		2013	2012	%
Operating Revenues
Freight revenues	$5,153	$4,913	5%		$10,137	$9,736	4%
Other revenues	317	308	3		623	597	4
Total operating revenues	5,470	5,221	5		10,760	10,333	4

Operating Expenses
Compensation and benefits	1,185	1,151	3		2,401	2,362	2
Fuel	863	882	(2)		1,763	1,808	(2)
Purchased services and materials	585	542	8		1,142	1,068	7
Depreciation	438	433	1		872	860	1
Equipment and other rents	302	299	1		615	595	3
Other	219	190	15		456	406	12
Total operating expenses	3,592	3,497	3		7,249	7,099	2

Operating Income	1,878	1,724	9		3,511	3,234	9
Other income	23	21	10		63	37	70
Interest expense	(133)	(135)	(1)		(261)	(270)	(3)

Income before income taxes	1,768	1,610	10		3,313	3,001	10
Income taxes	(662)	(608)	9		(1,250)	(1,136)	10

Net Income	$1,106	$1,002	10%		$2,063	$1,865	11%

Share and Per Share
Earnings per share - basic	$2.38	$2.11	13%		$4.42	$3.92	13%
Earnings per share - diluted	$2.37	$2.10	13		$4.40	$3.89	13
Weighted average number of shares - basic	465.3	473.8	(2)		466.6	475.8	(2)
Weighted average number of shares - diluted	467.6	477.2	(2)		469.1	479.3	(2)
Dividends declared per share	$0.69	$0.60	15		$1.38	$1.20	15

Operating Ratio	65.7%	67.0%	(1.3)	pts	67.4%	68.7%	(1.3)	pts
Effective Tax Rate	37.4%	37.8%	(0.4)	pts	37.7%	37.9%	(0.2)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2013	2012	%	2013	2012	%
Freight Revenues (Millions)
Agricultural	$784	$854	(8)%	$1,568	$1,712	(8)%
Automotive	534	475	12	1,021	905	13
Chemicals	890	795	12	1,763	1,563	13
Coal	975	869	12	1,911	1,864	3
Industrial Products	977	917	7	1,893	1,780	6
Intermodal	993	1,003	(1)	1,981	1,912	4
Total	$5,153	$4,913	5%	$10,137	$9,736	4%

Revenue Carloads (Thousands)
Agricultural	209	233	(10)%	421	467	(10)%
Automotive	197	190	4	381	370	3
Chemicals	287	261	10	558	502	11
Coal	414	412	-	816	907	(10)
Industrial Products	317	316	-	606	606	-
Intermodal*	822	846	(3)	1,632	1,624	-
Total	2,246	2,258	(1)%	4,414	4,476	(1)%

Average Revenue per Car
Agricultural	$3,750	$3,665	2%	$3,721	$3,665	2%
Automotive	2,715	2,505	8	2,683	2,449	10
Chemicals	3,098	3,044	2	3,160	3,111	2
Coal	2,353	2,109	12	2,341	2,055	14
Industrial Products	3,079	2,907	6	3,124	2,941	6
Intermodal*	1,210	1,185	2	1,214	1,177	3
Average	$2,295	$2,176	5%	$2,297	$2,175	6%

*	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

Millions, Except Percentages	June 30, 2013	Dec. 31, 2012
Assets
Cash and cash equivalents	$1,845	$1,063
Other current assets	2,698	2,551
Investments	1,272	1,259
Net properties	42,911	41,997
Other assets	300	283
Total assets	$49,026	$47,153

Liabilities and Common Shareholders’ Equity
Debt due within one year	$733	$196
Other current liabilities	3,092	2,923
Debt due after one year	9,076	8,801
Deferred income taxes	13,477	13,108
Other long-term liabilities	2,124	2,248
Total liabilities	28,502	27,276

Total common shareholders’ equity	20,524	19,877

Total liabilities and common shareholders’ equity	$49,026	$47,153

Debt to Capital	32.3%	31.2%
Adjusted Debt to Capital*	39.6%	39.1%

*	Adjusted Debt to Capital is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended June 30,	2013	2012
Operating Activities
Net income	$2,063	$1,865
Depreciation	872	860
Deferred income taxes	365	274
Other - net	(82)	(223)
Cash provided by operating activities	3,218	2,776

Investing Activities
Capital investments	(1,730)	(1,816)
Other - net	(9)	(66)
Cash used in investing activities	(1,739)	(1,882)

Financing Activities
Debt issued	944	695
Common shares repurchased	(833)	(833)
Dividends paid	(646)	(575)
Debt repaid	(139)	(193)
Other - net	(23)	(4)
Cash used in financing activities	(697)	(910)

Net Change in Cash and Cash Equivalents	782	(16)
Cash and cash equivalents at beginning of year	1,063	1,217
Cash and Cash Equivalents End of Period	$1,845	$1,201

Free Cash Flow*
Cash provided by operating activities	$3,218	$2,776
Cash used in investing activities	(1,739)	(1,882)
Dividends paid	(646)	(575)
Free cash flow	$833	$319

*

Free cash flow is a non-GAAP measure; however, we believe that it is important to management and investors in evaluating our financial performance and measures our ability to generate cash without incurring additional financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2013	2012	%		2013	2012	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	235,396	234,483	-%		463,084	474,967	(3)%
Employees (average)	46,787	45,797	2		46,612	45,720	2
GTMs (millions) per employee	5.03	5.12	(2)		9.93	10.39	(4)
Customer satisfaction index	93	93	-	pts	93	93	-	pts

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 3.10	$ 3.21	(3)%		$ 3.16	$ 3.22	(2)%
Fuel consumed in gallons (millions)	271	265	2		543	544	-
Fuel consumption rate*	1.151	1.132	2		1.173	1.146	2

AAR Reported Performance Measures
Average train speed (miles per hour)	25.7	26.6	(3)%		26.1	26.5	(2)%
Average terminal dwell time (hours)	26.6	25.5	4		27.0	26.0	4
Average rail car inventory (thousands)	261.6	268.6	(3)		262.7	272.0	(3)

Revenue Ton-Miles (Millions)
Agricultural	18,796	21,212	(11)%		38,255	43,121	(11)%
Automotive	4,088	3,860	6		7,936	7,517	6
Chemicals	19,069	16,793	14		37,670	32,838	15
Coal	45,992	46,322	(1)		89,712	100,701	(11)
Industrial Products	19,813	18,455	7		38,572	36,143	7
Intermodal	19,656	19,987	(2)		39,232	39,016	1
Total	127,414	126,629	1%		251,377	259,336	(3)%

*	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2013
Millions, Except Per Share Amounts and Percentages	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$4,984	$5,153	$10,137
Other revenues	306	317	623
Total operating revenues	5,290	5,470	10,760

Operating Expenses
Compensation and benefits	1,216	1,185	2,401
Fuel	900	863	1,763
Purchased services and materials	557	585	1,142
Depreciation	434	438	872
Equipment and other rents	313	302	615
Other	237	219	456
Total operating expenses	3,657	3,592	7,249

Operating Income	1,633	1,878	3,511
Other income	40	23	63
Interest expense	(128)	(133)	(261)
Income before income taxes	1,545	1,768	3,313
Income tax expense	(588)	(662)	(1,250)
Net Income	$957	$1,106	$2,063

Share and Per Share
Earnings per share - basic	$2.05	$2.38	$4.42
Earnings per share - diluted	$2.03	$2.37	$4.40
Weighted average number of shares - basic	467.8	465.3	466.6
Weighted average number of shares - diluted	470.5	467.6	469.1
Dividends declared per share	$0.69	$0.69	$1.38

Operating Ratio	69.1%	65.7%	67.4%
Effective Tax Rate	38.1%	37.4%	37.7%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2013
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural	$784	$784	$1,568
Automotive	487	534	1,021
Chemicals	873	890	1,763
Coal	936	975	1,911
Industrial Products	916	977	1,893
Intermodal	988	993	1,981
Total	$4,984	$5,153	$10,137

Revenue Carloads (Thousands)
Agricultural	212	209	421
Automotive	184	197	381
Chemicals	271	287	558
Coal	402	414	816
Industrial Products	289	317	606
Intermodal*	810	822	1,632
Total	2,168	2,246	4,414

Average Revenue per Car
Agricultural	$3,694	$3,750	$3,721
Automotive	2,648	2,715	2,683
Chemicals	3,225	3,098	3,160
Coal	2,329	2,353	2,341
Industrial Products	3,174	3,079	3,124
Intermodal*	1,219	1,210	1,214
Average	$2,299	$2,295	$2,297

*	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
Millions, Except Percentages	June 30, 2013	Dec. 31, 2012
Debt (a)	$9,809	$8,997
Equity	20,524	19,877
Capital (b)	$30,333	$28,874

Debt to capital (a/b)	32.3%	31.2%

*

Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
Millions, Except Percentages	June 30, 2013	Dec. 31, 2012
Debt	$9,809	$8,997
Net present value of operating leases	3,038	3,096
Unfunded pension and OPEB	629	679
Adjusted debt (a)	13,476	12,772
Equity	20,524	19,877
Adjusted capital (b)	$34,000	$32,649

Adjusted debt to capital (a/b)	39.6%	39.1%

*

Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 5.6% at June 30, 2013 and 6.0% at December 31, 2012. The discount rate reflects our effective interest rate. Management believes this is an important measure to management and investors in evaluating the total amount of leverage in our capital structure including off-balance sheet obligations.